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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)

                                 August 12, 1998


                            NETWORKS ASSOCIATES, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)

      0-20558                                              77-0316593
  (Commission File No.)                     (IRS Employer Identification Number)



                               3965 Freedom Circle
                          Santa Clara, California 95054
                    ----------------------------------------
                    (Address of Principal Executive Offices)



                                 (408) 988-3832
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)



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Item 2.     Acquisition or Disposition of Assets

            On August 12, 1998, pursuant to the terms of the Transaction Agreement, dated June 9, 1998 (the "Transaction Agreement"), by and between Dr Solomon's Group PLC, a corporation duly organized and existing under the laws of England and Wales ("Dr Solomon's"), and Networks Associates, Inc., a Delaware corporation ("Network Associates" or the "Company"), Network Associates acquired all the issued share capital of Dr Solomon's (the "Acquisition") by means of a Scheme of Arrangement in accordance with Section 425 of the Companies Act (as amended) of England and Wales, and Dr Solomon's became a wholly-owned subsidiary of Network Associates. The consideration paid by Network Associates in the Acquisition consisted of an aggregate of approximately 15.3 million shares of Network Associates Common Stock (including 1.7 million shares held in trust pending the exercise of certain outstanding Dr Solomon's options). Holders of Dr Solomon's Ordinary Shares received 0.27625 shares of Network Associates Common Stock for each Dr Solomon's Ordinary Share. As one Dr Solomon's American Depository Share ("ADS") represented three Dr Solomon's Ordinary Shares, this is equivalent to 0.82875 shares of Network Associates Common Stock for each Dr Solomon's ADS.



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Item 7.     Financial Statements and Exhibits

            (a)         Financial Statements of Business Acquired.

            The financial statements of Dr Solomon's for the periods specified in Section 210.3-50(b) of the Exchange Act of 1934 (the "Act") required to be filed by this item are hereby incorporated by reference to the Company's Report on Form 8-K/A filed with the Commission on July 1, 1998.

            (b)         Pro Forma Financial Information.

            The pro forma financial information required by this item and
Article 11 of Regulation S-X of the Act is hereby incorporated by reference to the Company's Report on Form 8-K/A filed with the Commission on July 1, 1998.

            (c)         Exhibits

             2.1        Press Release, dated August 12, 1998.

             2.2        Press Release, dated August 12, 1998.

             99.1       Financial Statements of Business Acquired (1).

             99.2       Pro Forma Financial Information (1).

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(1)     Incorporated by reference to the Company's Report on From 8-K/A filed with the Commission on July 1, 1998.



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                                   SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       NETWORKS ASSOCIATES, INC.


Dated:  August 13, 1998                By: /s/ Prabhat K. Goyal
                                           -------------------------------------
                                           Prabhat K. Goyal
                                           Chief Financial Officer



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                            NETWORKS ASSOCIATES, INC.


                           CURRENT REPORT ON FORM 8-K

                                INDEX TO EXHIBITS




             Exhibit No.    Description

             2.1            Press Release, dated August 12, 1998.

             2.2            Press Release, dated August 12, 1998.

             99.1           Financial Statements of Business to be Acquired (1).

             99.2           Pro Forma Financial Information (1).




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(1)     Incorporated by reference to the Company's Report on From 8-K/A filed with the Commission on July 1, 1998.